                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                           TENDER OF ALL OUTSTANDING

                         12 7/8% SENIOR NOTES DUE 2004

                              IN EXCHANGE FOR NEW

                         12 7/8% SENIOR NOTES DUE 2004

                                       OF

                                 TV FILME, INC.

    Registered holders of outstanding 12 7/8% Senior Notes due 2004 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 12 7/8% Senior Notes due 2004 which have been registered under the Securities Act of 1933, as amended (the "Exchange Notes"), and whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to IBJ Schroder Bank & Trust Company (the "Exchange Agent") prior to the Expiration Date (as defined), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mail to the Exchange Agent. See "The Exchange
Offer--Procedures for Tendering Old Notes" in the Prospectus, dated April   ,
1997 (the "Prospectus").

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                       IBJ SCHRODER BANK & TRUST COMPANY

         BY HAND/OVERNIGHT EXPRESS:                              BY MAIL:
      IBJ Schroder Bank & Trust Company          (INSURED OR REGISTERED MAIL RECOMMENDED)
              One State Street                       IBJ Schroder Bank & Trust Company
          New York, New York 10004                           One State Street
  Attention: Corporate Trust Administration              New York, New York 10004
                                                 Attention: Corporate Trust Adminstration

                           BY FACSIMILE TRANSMISSION:

                                 (212) 858-2952

                        (For Eligible Institutions Only)

                              TO CONFIRM RECEIPT:

                                 (212) 858-2815

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON          , 1997, UNLESS THE EXCHANGE OFFER IS EXTENDED.

Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures For Tendering Old Notes--Guaranteed Delivery Procedures."

                       DESCRIPTION OF SECURITIES TENDERED

NAME(S) AND ADDRESS(ES) OF
REGISTERED
HOLDER AS IT APPEARS ON THE OLD
NOTES                                 CERTIFICATE NUMBER(S) OF OLD NOTES    PRINCIPAL AMOUNT OF OLD NOTES
(PLEASE PRINT)                        TENDERED                              TENDERED

------------------------------------  ------------------------------------  ------------------------------------

------------------------------------  ------------------------------------  ------------------------------------

------------------------------------  ------------------------------------  ------------------------------------

------------------------------------  ------------------------------------  ------------------------------------

------------------------------------  ------------------------------------  ------------------------------------

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

/ / The Depository Trust Company

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, an Eligible Institution (as defined in the Prospectus), hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Old Notes complies with Rule 14e-4, and (c) guarantees to either deliver to the Exchange Agent the certificates representing all the Old Notes tendered hereby, in proper form for transfer, or to deliver such Old Notes pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Prospectus) in the case of a book-entry transfer, and any other required documents, all within three business days after the date hereof.

Name of Firm:
                                               (Authorized Signature)
Address:                                       Title:
                                               Name:
                                   (Zip Code)             (Please type or print)
Area Code and Telephone Number:                Date:

--------------------------------------------

    NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       3